SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             -----------------

                                  Form 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number 1-14761

                             -----------------

                    January 31, 2003 (January 30, 2003)
              Date of Report (Date Of Earliest Event Reported)

                       Gabelli Asset Management Inc.
           (Exact name of Registrant as specified in its charter)

           New York                                          13-4007862
(State or Other Jurisdiction of                      (IRS Employer Incorporation
     Identification No.)                                  or Organization)

One Corporate Center, Rye, New York                             10580
(Address of Principal Executive Office)                       (Zip Code)

                               (914) 921-3700
            (Registrant's telephone number, including area code)

                                    None
    (Former name, former address and former fiscal year, if applicable)


Item 5.  Other Events.

         Earnings Release. On January 30, 2003, we reported our 2002 fourth quarter results and our 2002 full year results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit

Exhibit
   No.                  Description
-------                 -----------

99.1                    Press Release issued by Gabelli Asset Management Inc.
                        dated January 30, 2003.

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                            GABELLI ASSET MANAGEMENT INC.

                                            By:     /s/ Robert S. Zuccaro
                                               --------------------------------
                                                    Robert S. Zuccaro
                                                    Vice President and
                                                    Chief Financial Officer

Date:  January 31, 2003

                       GABELLI ASSET MANAGEMENT INC.
                         CURRENT REPORT ON FORM 8-K
              Report Dated January 31, 2003 (January 30, 2003)

                               EXHIBIT INDEX

Exhibit
  No.                    Description
-------                  -----------

99.1                     Press Release issued by Gabelli Asset Management Inc.
                         dated January 30, 2003.